The Guardian Investor Variable Annuity B Series

and

The Guardian Investor Variable Annuity L Series

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Prospectus supplement dated July 16, 2010 to the prospectuses dated July 6, 2010.

The following supplemental information should be read in conjunction with:

the Prospectuses dated July 6, 2010, for The Guardian Investor Variable Annuity B Series and The Guardian Investor Variable Annuity L Series, individual flexible premium deferred variable annuity contracts issued through The Guardian Separate Account R.

Except as set forth herein, all provisions of the prospectus noted above shall remain unchanged.

Effective July 16, 2010, and incident to shareholder approval, the Evergreen VA International Equity Fund and the Evergreen VA Special Values Fund (and their corresponding sub-accounts) will be merged into Wells Fargo funds. As a result of this merger, the Evergreen VA International Equity Fund and the Evergreen VA Special Values Fund are no longer available as investment options under this contract and are replaced by the following:

Fund	Investment Objective	Typical Investments
Wells Fargo Advantage VT International Equity Fund (Class II) (Formerly Evergreen VA International Equity Fund)	Long-term capital growth and capital appreciation	The fund normally invests at least 80% of its assets in equity securities of foreign issuers.
Wells Fargo Advantage VT Small Cap Value Fund (Class II) (Formerly Evergreen VA Special Values Fund)	Long-term capital appreciation	The fund normally invests at least 80% of its net assets in small capitalization companies, which the Fund defines as companies with market capitalizations within the range of the Russell 2500® Index.

The Funds’ investment advisors and their principal business addresses are shown in the table below:

Investment Advisor and Principal Business Address	Subadvisor
Wells Fargo Funds Management, LLC 525 Market Street, 12th Floor San Francisco, CA 94105	Wells Capital Management, Inc. 525 Market Street, 10th Floor San Francisco, CA 94105

This Prospectus Supplement should be retained with the Prospectus for future reference.

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